SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Second Amended
Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 16, 2003

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-49688 (Commission File Number)	33-0961488 (I.R.S. Employer Identification No.)

1139 Senoia Road, Suite B Tyrone, Georgia 30290 (Address of principal executive offices) (zip code)

(770) 306-7667 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

1

Item 7.  Financial Statements

On June 13, 2003, the Company entered into an Acquisition Agreement (the "Agreement") with Speedemissions, Inc., a Georgia corporation ("SEM") and its shareholders (the "SEM Shareholders"). On June 17, 2003, the Company filed a Current Report on Form 8-K regarding the acquisition. On August 28, 2003, we filed an amended Current Report on Form 8-K/A, which enclosed the financial statements of SEM, as required.

Subsequent to August 28, 2003, we restated our financials by filing an amended Quarterly Report for the quarter ended June 30, 2003 on Form 10-QSB/A, which affected the financial statements in the August 28, 2003 8-K/A filing. On October 3, 2003, we filed a First Amended Form 8-K/A to enclose the revised financial statements.

In response to comments from the SEC, and after extensive discussions with members of the Commission’s staff, we have agreed to again revise the financial statements of SEM and file this Second Amended Current Report on Form 8-K/A. The financials are revised to change the number of common shares outstanding, to include the unaudited interim financial statements of SEM for the three months ended March 31, 2003, and to modify slightly a caption in the statement of operations included therewith.

2

A.  Financial Statements of Business Acquired.

3

Speedemissions, Inc .
(Accounting and Reporting Successor
to SKTF Enterprises, Inc.)

Financial Statements

December 31, 2002 and 2001

4

Independent Auditors’ Report

To the Board of Directors and Stockholders of
Speedemissions, Inc.

We have audited the accompanying balance sheets of Speedemissions, Inc. as of December 31, 2002 and 2001 and the related statements of operations, stockholders’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Speedemissions, Inc. as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, effective as of June 16, 2003 Speedemissions, Inc. entered into an acquisition agreement with SKTF Enterprises, Inc. pursuant to which Speedemissions, Inc. became a wholly owned subsidiary of SKTF Enterprises, Inc. For accounting purposes, Speedemissions, Inc. is viewed as the acquiring entity and will account for the transaction as a reverse acquisition.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, Speedemissions, Inc. is a start-up enterprise with limited operations and has not generated significant amounts of revenue. The Company incurred net losses in 2002 and 2001 and had a deficit in working capital and a deficit in stockholders’ equity at December 31, 2002. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Bennett Thrasher PC

Bennett Thrasher PC

Atlanta, Georgia
August 18, 2003

5

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc. - see Note 1)

Balance Sheets
December 31, 2002 and 2001

	2002	2001

Assets

Current assets:
Cash	$136,806	$99,113
Other current assets	11,338	4,592

Total current assets	148,144	103,705

Property and equipment, at cost less accumulated
depreciation and amortization	557,406	396,754

Deferred financing costs, less accumulated amortization	78,513	20,126

Other assets	6,100	-

	$790,163	$520,585

Liabilities and Stockholders' Deficit

Current liabilities:
Current portion of long-term debt
payable to stockholder	$775,000	$-
Accrued interest on long-term debt
payable to stockholder	120,542	28,981
Accounts payable and accrued liabilities	71,990	35,093

Total current liabilities	967,532	64,074

Long-term debt payable to stockholder,
less current portion	750,000	775,000

Commitments and contingencies

Stockholders' deficit:
Preferred stock, $.01 par value, 10,000,000 shares
authorized, no shares issued or outstanding	-	-
Common stock, $.01 par value, 40,000,000 shares
authorized, 7,142,857 shares issued and outstanding	71,429	71,429
Additional paid-in capital	1,432,693	1,432,693
Accumulated deficit	(2,431,491)	(1,822,611)

Total stockholders' deficit	(927,369)	(318,489)

	$790,163	$520,585

See accompanying notes to financial statements.

6

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc. - see Note 1)

Statements of Operations
For the Years Ended December 31, 2002 and 2001

	2002	2001

Revenue	$320,676	$353,177

Costs and expenses:
Cost of emissions certificates	95,976	105,428
General and administrative
expenses	742,018	1,079,530

Loss from operations	(517,318)	(831,781)
Interest expense	91,562	355,830

Loss before income tax benefit	(608,880)	(1,187,611)
Income tax benefit	-	-

Net loss	$(608,880)	$(1,187,611)

Basic and diluted net loss
per share	$(0.09)	$(0.17)

Weighted average shares
outstanding, basic and diluted	7,142,857	7,142,857

See accompanying notes to financial statements.

7

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc. - see Note 1)

Statements of Stockholders' Deficit
For the Years Ended December 31, 2002 and 2001

	Common Stock		Additional	Accumulated

	Shares	Amount	Paid-In Capital	Deficit

Balance at January 1, 2001, as adjusted
to reflect March 19, 2002 merger	7,142,857	$71,429	$1,432,693	$(635,000)

Net loss	-	-	-	(1,187,611)

Balance at December 31, 2001	7,142,857	71,429	1,432,693	(1,822,611)

Net loss	-	-	-	(608,880)

Balance at December 31, 2002	7,142,857	$71,429	$1,432,693	$(2,431,491)

See accompanying notes to financial statements.

8

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc. - see Note 1)

Statements of Cash Flows
For the Years Ended December 31, 2002 and 2001

	2002	2001

Cash flows from operating activities:
Net loss	$(608,880)	$(1,187,611)
Adjustments to reconcile net loss
to net cash used in operating activities:
Depreciation and amortization	90,733	260,591
Conversion of convertible debentures, including
amortization of beneficial conversion feature and original
issue discount	-	327,114
Changes in assets and liabilities:
Other current assets	(6,746)	4,581
Other assets	(6,100)	1,695
Accrued interest payable to stockholder	91,561	28,981
Accounts payable and accrued liabilities	36,897	(82,738)

Net cash used in operating activities	(402,535)	(647,387)

Cash flows from investing activities:
Net purchases of property and equipment	(219,772)	(250,000)

Net cash used in investing activities	(219,772)	(250,000)

Cash flows from financing activities:
Proceeds from issuance of long-term debt
payable to stockholder	750,000	941,000
Financing costs	(90,000)	(22,500)

Net cash provided by financing activities	660,000	918,500

Net increase in cash	37,693	21,113

Cash at beginning of year	99,113	78,000

Cash at end of year	$136,806	$99,113

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest	$-	$-

Cash paid during the year for income taxes	$-	$-

In 2001, $1,000,000 of convertible debentures plus accrued interest of approximately $24,000 was converted into 3,553,137 shares of Emissions Testing, Inc. common stock.

See accompanying notes to financial statements.

9

Speedemissions, Inc.

(Accounting and Reporting Successor to SKTF Enterprises, Inc.)

Notes to Financial Statements
December 31, 2002 and 2001

Note 1: Basis of Presentation

Emissions Testing, Inc. (Emissions Testing) was incorporated on May 5, 2000 under the laws of the state of Georgia for the primary business purpose of opening, acquiring, developing and operating vehicle emission testing stations. On June 1, 2000, Emissions Testing entered into an agreement with GCA Strategic Investment Fund Limited (GCA Fund), pursuant to which GCA Fund agreed to purchase certain convertible debentures of Emissions Testing. On January 31, 2001, GCA Fund elected to immediately convert all outstanding convertible debentures plus outstanding accrued interest into 3,553,137 shares of Emissions Testing common stock. As of March 19, 2002, GCA Fund owned approximately 85% of the outstanding common stock of Emissions Testing.

In March 2001, the president of Emissions Testing formed, and was the sole stockholder in, SE Testing, Inc. (SE Testing) (initially known as Speedemissions, Inc.) to acquire a building and lease such building to Emissions Testing to house an emission testing station. Funds utilized to acquire the building were obtained from GCA Fund in the form of a promissory note payable (see Note 7). SE Testing subsequently formed Speedemissions, LLC, a dormant subsidiary.

Effective as of March 19, 2002, Emissions Testing, SE Testing and Speedemissions, LLC merged, with SE Testing the surviving entity; SE Testing then changed its name to Speedemissions, Inc. Subsequent to the merger, GCA Fund owned 86% of the outstanding common stock of Speedemissions, Inc., the president of Speedemissions, Inc. (who was the president of Emissions Testing) owned 7% of the outstanding common stock and two other stockholders in Emissions Testing each owned 3.5% of the outstanding common stock.

Since GCA Fund had the controlling ownership interest in the premerger Emissions Testing and has the controlling ownership interest in the postmerger Speedemissions, Inc., there was no change in the control group. This fact, together with the nature of the relationship between GCA Fund, SE Testing and Speedemissions, LLC and the involvement of the president of SE Testing with Emissions Testing, indicates that the merger should be accounted for at historical cost, using the carryover basis of accounting, in a manner similar to a pooling of interests. Accordingly, the accompanying financial statements include the accounts of Emissions Testing, SE Testing and Speedemissions, LLC combined as of and from January 1, 2001 as if the merger had occurred on that date.

Effective as of June 16, 2003, Speedemissions, Inc. (Speedemissions or the Company) entered into an acquisition agreement with SKTF Enterprises, Inc. (SKTF). Pursuant to the acquisition agreement, SKTF acquired all of the outstanding common stock of Speedemissions in exchange for 9,000,000 shares of SKTF common stock, which were issued to the stockholders of Speedemissions. Accordingly, Speedemissions became a wholly owned subsidiary of SKTF. Subsequent to the acquisition, GCA Fund owned 78% of the 10,000,000 shares of outstanding common stock of SKTF, the president of Speedemissions owned 6%, the other stockholders of Speedemissions owned 6% and the existing stockholders of SKTF owned 10% (see Note 10).

10

SKTF’s common stock is registered with the Securities and Exchange Commission (SEC) and is presently listed for trading on the over the counter bulletin board. However, as of June 16, 2003, no transactions in SKTF common stock had taken place and there is no established market for the common stock.

SKTF is a development stage company that has not begun operations, thus SKTF has no revenues. SKTF has a minimal amount of assets and liabilities. For accounting purposes, Speedemissions is viewed as the acquiring entity and will account for the transaction as a reverse acquisition. The SEC staff’s accounting and reporting guidance indicates that the merger of a private operating company into a nonoperating public shell corporation with nominal net assets is in substance a capital transaction rather than a business combination. That is, the transaction is equivalent to the private company issuing common stock for the net monetary assets of the shell corporation, accompanied by a recapitalization.

The accumulated deficit of Speedemissions will be carried forward after the acquisition. Results of operations subsequent to the date of acquisition will reflect the combined results of operations of Speedemissions and SKTF. Operations for periods prior to the acquisition will be those of Speedemissions. Assets and liabilities of Speedemissions and SKTF will be combined at their historical cost carrying amounts at the date of acquisition.

In connection with the acquisition, Speedemissions agreed to pay an acquisition fee of $225,000 to an entity controlled by an existing minority stockholder of SKTF. Such amount will be included in general and administrative expenses. Of this amount, $100,000 was paid in cash at the closing of the acquisition, with the balance due pursuant to the terms of a promissory note. Additionally, Speedemissions issued a warrant to the entity to purchase 130,000 shares of Speedemissions common stock at an exercise price of $.01 per share and entered into a consulting agreement with the entity that, among other things, provides for a monthly consulting fee and provides for a transaction fee generally equal to 5% of the gross transaction amount of an equity transaction, as defined in the agreement.
For SEC reporting purposes, Speedemissions will be treated as the continuing reporting entity that acquired a registrant, that is, as if Speedemissions were the legal successor to SKTF’s SEC reporting obligations as of the date of the acquisition.

Note 2: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Speedemissions is engaged in opening, acquiring, developing and operating vehicle emission testing stations. The federal government and a number of state and local governments in the United States (and in certain foreign countries) mandate vehicle emission testing as a method of improving air quality.

As of December 31, 2002, the Company operated five emission testing stations, including two stations in the metropolitan Atlanta, Georgia area and three stations in the metropolitan Houston, Texas area. As of December 31, 2001, the Company operated two emission testing stations in the metropolitan Atlanta, Georgia area. The Company does business under the trade name Speedemissions . At its emission testing stations, the Company uses computerized emission testing equipment that tests vehicles for compliance with emissions standards; in the emissions testing industry, such stations are known as decentralized facilities. The Company utilizes "basic" testing systems that test a motor vehicle’s emissions while in neutral and "enhanced" testing systems that test a vehicle’s emissions under simulated driving conditions.

11

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized as the testing services are performed. Under current state of Georgia law, the charge for an emission test is limited to $25.00 per vehicle which is recorded by the Company as gross revenue. The cost of emissions certificates due to the state is approximately $6.95 per certificate and is shown separately in the accompanying statements of operations. Under current state of Texas law, the charge for an emission test is generally limited to $39.50 per vehicle which is recorded by the Company as gross revenue. The cost of emissions certificates due to the state varies between approximately $8.00 and $14.00 per certificate depending on the type of test and is shown separately in the accompanying statements of operations.

The Company requires that the customer’s payment be made with cash, check or credit card; accordingly, the Company does not have significant levels of accounts receivable.

Under current Georgia and Texas laws, if a vehicle fails an emissions test, it may be retested at no additional charge during a specified period after the initial test, as long as the subsequent test is performed at the same facility. At the time of initial testing, the Company provides an allowance for potential retest costs, based on prior retest experience and information furnished by the states of Georgia and Texas, which is comprised mainly of the labor cost associated with performing a retest. When a retest is performed, the incremental cost of performing a retest is applied against the retest allowance. At December 31, 2002 and 2001, the allowance for retest costs was insignificant.

Revenue from leases of emission testing equipment (see Note 9 – Lease Revenue ) is recognized on a straight-line basis over the life of the leases.

In December 1999, the SEC staff released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101), as amended. SAB 101 provides interpretive guidance on the recognition, presentation and disclosure of revenue in financial statements. The Company believes its revenue recognition policies comply with SAB 101.

Methods of Depreciation and Amortization

Property and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives, as follows: building, fifteen years; emission testing equipment, five years; and furniture, fixtures and office equipment, five years.

12

Leasehold improvements are amortized using the straight-line method over the lesser of the remaining lease terms or the estimated useful lives of the improvements.

Repair and maintenance costs are charged to expense as incurred. Gains or losses on disposals are reflected in operations.

Goodwill was scheduled to be amortized on a straight-line basis over a ten year period (see Note 4).

Financing costs are deferred and amortized on a straight-line basis over the term of the related debt agreement.

Impairment

Property and equipment and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When indicators of impairment are present, the Company evaluates the carrying amount of such assets in relation to the operating performance and future estimated undiscounted net cash flows expected to be generated by the assets or underlying businesses. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. The assessment of the recoverability of assets will be impacted if estimated future operating cash flows are not achieved. In the opinion of management, no assets were impaired as of December 31, 2002 or 2001.

Goodwill

The Company evaluated the recoverability of goodwill using a fair value methodology whenever events or circumstances indicated that the carrying amount of goodwill may not have been recoverable. In the opinion of management, goodwill was impaired as of December 31, 2001 (see Note 4).

Income Taxes

Deferred income taxes are provided for temporary differences between the financial reporting basis and tax basis of assets and liabilities.

Pre-Opening Costs

The costs of start-up activities, including organization costs and new emission testing station openings, are expensed as incurred.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense totaled $10,694 in 2002 and $29,240 in 2001.

Fair Value of Financial Instruments

The carrying amounts of cash, accounts payable and accrued liabilities approximate fair value because of the short-term nature of these accounts . Management believes the carrying amount of its long-term debt payable to stockholder approximates fair value, as it believes the Company would have to pay the same or similar interest rates to obtain similar debt instruments.

13

Derivative Financial Instruments

Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133) , as amended by Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB Statement 133, and Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities , establishes accounting and reporting standards for derivative financial instruments and hedging activities related to those instruments, as well as other hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

The Company does not utilize derivative financial instruments. The Company ’ s convertible debentures (see Note 7) are not considered to be derivatives because, pursuant to SFAS 133, the conversion option is indexed to the Company’s own common stock and a separate instrument with the same terms would be classified in stockholders’ deficit in the balance sheet.

Net Loss Per Share

The net loss per share computations for 2002 and 2001 reflect the 7,142,857 shares of outstanding common stock of Speedemissions (see Note 1).

Basic net loss per share is computed by dividing the net loss for the period by the weighted-average number of common shares outstanding for the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of common and potential common shares outstanding during the period, if the effect of the potential common shares is dilutive. As a result of the Company’s net losses, all potentially dilutive securities would be antidilutive and are excluded from the computation of diluted loss per share.

The following table lists the number of shares of Speedemissions common stock which could be issued related to all potentially dilutive securities as of December 31, 2002 and 2001. These potentially diluting securities are not used in calculating net loss per share since, due to Speedemission’s losses, the effect would be antidilutive:

	2002	2001

Convertible debentures	3,571,429	892,857

Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investments that are readily convertible into cash and have a maturity of ninety days or less when purchased. At times, cash and cash equivalent balances may exceed federally insured amounts. The Company believes it mitigates risks by depositing cash and investing in cash equivalents with major financial institutions.

14

Regulatory Impact

The current and future demand for the Company’s services is substantially dependent upon federal, state, local and foreign legislation and regulations mandating air pollution controls and emissions testing. If any or all of these governmental agencies should change their positions or eliminate or revise their requirements related to air pollution controls and emissions testing (including a shift to centralized facilities versus decentralized facilities), the Company could experience a significant adverse impact on its financial position and results of operations.

Recently Issued Accounting Standards

Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments wit h Characteristics of both Debt and Equity (SFAS 150), was issued in May 2003. SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both debt and equity. SFAS 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period subsequent to June 15, 2003. The Company has not yet determined whether the adoption of SFAS 150 will have a material impact on its financial statements.

Statement of Financial Accounting Standards No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149) , was issued in April 2003. SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments imbedded in other contracts. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The Company has not yet determined whether the adoption of SFAS 149 will have a material impact on its financial statements.

Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure (SFAS 148) , was issued in December 2002. SFAS 148 amends SFAS 123, Accounting for Stock-Based Compensation (SFAS 123), to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation; it also requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and effect of the method used on reported results. At this time, the Company does not expect SFAS 148 to have a significant impact on its financial statements; however, if the Company elects to grant options under SKTF’s stock option plan in the future or otherwise becomes subject to the provisions of SFAS 123, it will reevaluate the impact of SFAS 148 at that time.

Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146) , was issued in June 2002. SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect SFAS 146 to have a significant impact on its financial statements.

Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Correction (SFAS 145) , was issued in April 2002. SFAS 145 provides for the rescission of several previously issued accounting standards, new accounting guidance for the accounting for certain lease modifications and various technical corrections that are not substantive in nature to existing pronouncements. The Company does not expect SFAS 145 to have a significant impact on its financial statements.

15

In November 2002, the Financial Accounting Standards Board (FASB) issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. FIN 45 also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The disclosure requirements in FIN 45 are currently effective; the initial recognition and measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect FIN 45 to have a significant impact on its financial statements.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46). FIN 46 addresses consolidation by business enterprises of variable interest entities, as defined in FIN 46; it applies immediately to variable interest entities created, or in which an enterprise obtains an interest, after January 31, 2003 and in the first fiscal year or interim period beginning after June 15, 2003 for variable interest entities in which an enterprise acquired an interest prior to February 1, 2003. The Company does not expect FIN 46 to have a significant impact on its financial statements.

Note 3: Factors Affecting Operations

The Company is a start-up enterprise with limited operations and has not generated significant amounts of revenue. The Company incurred net losses in 2002 and 2001 and had a deficit in working capital of $819,388 and a deficit in stockholders’ equity of $927,369 at December 31, 2002. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The future success of the Company is contingent upon, among other things, the ability to: achieve and maintain satisfactory levels of profitable operations; obtain and maintain adequate levels of debt and/or equity financing; and provide sufficient cash from operations to meet current and future obligations.

The Company has prepared financial forecasts which indicate that, based on its current business plans and strategies, it anticipates that it will achieve profitable operations and generate positive cash flows in the next few years. However, the ultimate ability of the Company to achieve these forecasts and to meet the objectives discussed in the preceding paragraph cannot be determined at this time. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Note 4: Goodwill

The Company’s goodwill arose in a June 1, 2000 asset purchase agreement with Lake Holdings, LLC (Lake Holdings), a company engaged in the emissions testing business in Georgia. Pursuant to the agreement, the Company acquired certain assets and assumed certain liabilities of Lake Holdings for a purchase price of $220,000. The majority owners of Lake Holdings also own an entity which manages GCA Fund, a stockholder of the Company that has entered into certain debt agreements with the Company (see Note 7). Lake Holdings owned emissions testing equipment and leased and operated two emission testing stations in Georgia at the date of the acquisition.

16

During 2001, one of the emission testing stations previously operated by Lake Holdings was closed and the other emission testing station incurred losses. These facts, together with the uncertainties facing the Company’s business as discussed in Note 3, indicated that the carrying amount of the goodwill, which totaled approximately $42,000 at December 31, 2001, was not recoverable. Accordingly, the Company recorded an impairment charge to fully amortize the goodwill in 2001; such charge was included in general and administrative expenses in the accompanying 2001 statement of operations.

Note 5: Property and Equipment

Property and equipment at December 31, 2002 and 2001 were as follows:

	2002	2001

Land	$240,000	$240,000
Building	10,000	10,000
Emission testing equipment	316,841	196,000
Furniture, fixtures and office equipment	6,399	6,399
Leasehold improvements	111,826	8,175

	685,066	460,574
Less accumulated depreciation and amortization	127,660	63,820

	$557,406	$396,754

Depreciation and amortization expense associated with property and equipment totaled $59,120 in 2002 and $42,448 in 2001.

At December 31, 2002, approximately $86,000 of emission testing equipment represented equipment held for use in future emission testing stations.

Note 6: Deferred Financing Costs

Deferred financing costs at December 31, 2002 and 2001 were as follows:

	2002	2001
Deferred financing costs	$112,500	$22,500
Less accumulated amortization	33,987	2,374

	$78,513	$20,126

Amortization expense associated with deferred financing costs totaled $31,613 in 2002 and $2,374 in 2001. In addition, the Company wrote off deferred financing and offering costs totaling $173,769 in 2001 upon the conversion of convertible debentures and the determination that no offering would be made.

17

Note 7: Long-Term Debt Payable to Stockholder

Long-term debt payable to the majority stockholder of the Company at December 31, 2002 and 2001 was as follows:

	2002	2001

7% convertible debentures payable to GCA Fund issued pursuant to a securities purchase agreement dated May 2, 2002; interest payable quarterly; principal payable in single installments at the maturity dates; secured by certain assets of the Company pursuant to a security agreement dated June 11, 2003	$750,000	$-

7% convertible debenture payable to GCA Fund issued pursuant to a securities purchase agreement dated April 24, 2001; interest payable quarterly; principal payable in single installment at the maturity date of April 24, 2003 (see below); secured by certain assets of the Company	250,000	250,000

$300,000 promissory note payable to GCA Fund; interest payable quarterly at 10%; principal payable in single installment at maturity date of August 2, 2003; secured by certain assets of the Company	300,000	300,000

$225,000 promissory note payable to GCA Fund; interest payable quarterly at 10%; principal payable in single installment at maturity date of October 12, 2003; secured by certain assets of the Company	225,000	225,000

	1,525,000	775,000
Less current portion	775,000	-

	$750,000	$775,000

Principal maturities on long-term debt at December 31, 2002 were as follows:

Year Ending December 31

2003	$775,000
2004	750,000

$1,525,000

On May 2, 2002, the Company entered into a securities purchase agreement (the 2002 agreement) with GCA Fund, pursuant to which GCA Fund agreed to purchase certain convertible debentures of the Company. The 2002 agreement contemplates the purchase by GCA Fund (on or before May 2, 2004) of up to an aggregate principal amount of $1,200,000 of 7% convertible debentures at a price equal to 100% of the principal amount. Subsequent to the issuance of the initial convertible debenture at a price of $300,000, the maximum amount of any one convertible debenture is $150,000. As of December 31, 2002, the Company had issued a total of $750,000 of convertible debentures under the 2002 agreement, with principal amounts and maturity dates as follows: $300,000 due May 2, 2004; $150,000 due July 16, 2004; $150,000 due September 30, 2004; and $150,000 due December 19, 2004. Subsequent to December 31, 2002, the Company issued three additional convertible debentures, as follows: $150,000 due March 31, 2005; $100,000 due September 11, 2005; and $150,000 due August 6, 2005.

18

On April 24, 2001, the Company entered into a securities purchase agreement (the 2001 agreement) with GCA Fund, pursuant to which GCA Fund purchased a $250,000 7% convertible debenture of the Company at a price equal to 100% of the principal amount. The convertible debenture had an original maturity date of April 24, 2003 but was not repaid on that date. Effective as of August 18, 2003, the Company and GCA Fund verbally agreed to extend the maturity date to April 24, 2004; however, since the extension has not yet been finalized or executed, the amount outstanding under the convertible debenture of $250,000 has been reflected as a current liability in the accompanying December 31, 2002 balance sheet.

The debentures issued under the 2002 agreement and the 2001 agreement (together, the agreements) are convertible, at the option of GCA Fund, into shares of common stock of Speedemissions. The current conversion price is generally equal to the lesser of (a) $0.28 or (b) 80% of the trading price of the common stock over a ten day period, as defined in the agreements, when Speedemissions’ common stock is traded in the public markets. The conversion price is subject to adjustment in certain circumstances as outlined in the agreements. The Company and GCA Fund intend to amend the agreements to provide for the conversion of the debentures into shares of SKTF common stock; the terms of such conversion have not yet been determined and may or may not be identical to the existing conversion terms.

Under the 2002 agreement, the Company is subject to a commitment fee of 1% of any portion of the commitment not used; if the Company cancels any unused portion of the commitment, it is subject to a commitment fee of 1% of the cancelled amount. Also, the Company is generally required to pay a broker fee equal to a specified percentage of each convertible debenture to an affiliate of GCA Fund; amounts incurred under this requirement totaled $90,000 in 2002. Such amount has been included in deferred financing costs in the accompanying December 31, 2002 balance sheet.

In the opinion of management, the fair value of the common stock of the Company on the issuance dates of each convertible debenture was less than or equal to the conversion price; thus, the convertible debentures do not contain beneficial conversion features. Furthermore, management believes that the value of the conversion feature in each convertible debenture is not significant and thus has allocated no proceeds from the issuance of the convertible debentures to the conversion feature.

Under the agreements, the convertible debentures are redeemable, at the option of the Company, as long as there is no event of default, as defined. The redemption price is generally equal to the greater of 105% of the principal amount of all outstanding convertible debentures, plus accrued interest, or the number of shares of common stock into which the debentures are convertible times the average trading price of the common stock, as defined in the agreements. The redemption price is subject to adjustment in certain circumstances as outlined in the agreements.

Additionally, the convertible debentures are mandatorily redeemable, at the option of GCA Fund, under certain circumstances as outlined in the agreements, including but not limited to a change in control or a financing event, as defined.

19

The agreements also contain provisions granting GCA Fund certain registration rights, including liquidating damages and other rights if certain provisions of the registration rights agreement are not adhered to by the Company; provisions limiting the conversion rights of GCA Fund under specified circumstances; and provisions containing financial and nonfinancial covenants to which the Company must adhere.

In 2000, the Company had entered into a similar securities purchase agreement with GCA Fund (the 2000 agreement). Under the 2000 agreement, GCA Fund purchased 7% convertible debentures of the Company at a price generally equal to 95% of the principal amount. The 2000 agreement also provided for the issuance of warrants to purchase shares of the Company’s common stock. Convertible debentures issued under the 2000 agreement generally contained beneficial conversion features. As of December 31, 2000, the Company had $673,000 of convertible debentures outstanding, net of an unamortized discount of $152,000. On January 31, 2001, GCA Fund purchased an additional convertible debenture under the 2000 agreement in the original principal amount of $175,000, for a price equal to 95% thereof, or $166,000; concurrently, all warrants previously issued to GCA Fund by the Company were cancelled. The Company allocated the $166,000 in proceeds from that purchase to the beneficial conversion feature contained within the convertible debenture. Furthermore, GCA Fund elected to immediately convert all outstanding convertible debentures plus outstanding accrued interest into 3,553,137 shares of Company common stock. Since all convertible debentures were converted on January 31, 2001, any unamortized beneficial conversion features as of that date were amortized immediately. Accordingly, the Company recognized approximately $238,000 in interest expense in the accompanying 2001 statement of operations related to the amortization of the beneficial conversion features.

The $300,000 and $225,000 promissory notes payable are mandatorily redeemable, at the option of GCA Fund, under certain circumstances as outlined in the note payable agreements, including but not limited to a change in control, as defined. The promissory note payable agreements contain certain financial and nonfinancial covenants to which the Company must adhere. Under the $225,000 promissory note payable agreement, the Company was required to pay an investment advisor fee of $22,500 to an affiliate of GCA Fund in 2001. Such amount is included in deferred financing costs in the accompanying balance sheets.

At December 31, 2002, the Company had made no interest payments to GCA Fund and thus was not in compliance with the applicable interest payment provisions of the securities purchase agreements or the promissory note payable agreements; however, the Company obtained a waiver from GCA Fund regarding such noncompliance.

Note 8: Income Taxes

As of December 31, 2002, the Company had net operating loss (NOL) carryforwards of approximately $1,775,000 that may be used to offset future taxable income. The NOL carryforwards will expire at various dates through 2022.

Differences between the income tax benefit reported in the statements of operations for 2002 and 2001 and the amount determined by applying the statutory federal income tax rate (34%) to the loss before income taxes were as follows:

20

	2002	2001

Expected rate	(34.0)%	(34.0)%
State income taxes, net of federal deduction	(4.0)	(4.5)
Valuation allowance	38.0	38.5

	-%	-%

Noncurrent deferred income tax assets at December 31, 2002 and 2001 consisted of the following:

	2002	2001
Net operating loss carryforwards	$675,000	$453,000
Less valuation allowance	(675,000)	(453,000)

Net deferred tax asset	$-	$-

The valuation allowance totaled $375,000 at December 31, 2000.

Note 9: Leasing Activities

Operating Leases

The Company leases office space and land and buildings for certain of its emission testing stations. The leases generally require that the Company pay taxes, maintenance and insurance. The leases for the emission testing stations are renewable, at the option of the Company, for specified periods. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases. Certain of the leases have been personally guaranteed by the president of the Company.

Certain of the above leases contain scheduled base rent increases over the terms of the leases. The total amount of base rent payments is charged to expense on a straight-line basis over the lease terms. At December 31, 2002 and 2001, the excess of rent expense over cash payments was not significant.

Future minimum rental payments required under the noncancelable operating leases were as follows at December 31, 2002:

Year Ending December 31

2003	$146,910
2004	124,288
2005	74,495
2006	66,532
2007	52,293

$464,518

Rent expense under all operating leases totaled $77,776 in 2002 and $55,775 in 2001.

21

Lease Revenue

The Company leases certain emission testing equipment to an unrelated party under an operating lease which expires in February 2003. At December 31, 2002 and 2001, such equipment had a cost of $21,000 and accumulated depreciation of $10,500 at December 31, 2002 and $6,300 at December 31, 2001. The equipment is included in property and equipment on the accompanying balance sheets. The Company is depreciating the equipment on a straight-line basis over its estimated useful life of five years.

Future estimated receipts under the noncancelable lease were as follows at December 31, 2002:

Year Ending December 31

2003	$1,000

Note 10: Equity

SKTF

Preferred Stock

SKTF is authorized to issue 5,000,000 shares of $.001 par value preferred stock. No terms or conditions have been established for any preferred stock, which may be established and the stock issued by the Board of Directors without further shareholder approval.

Common Stock

SKTF is authorized to issue 100,000,000 shares of $.001 par value common stock, of which 10,000,000 shares were issued and outstanding subsequent to the reverse acquisition effective as of June 16, 2003 (see Note 1).

Stock Option Plan

SKTF’s board of directors and stockholders approved a stock option plan, effective June 1, 2001, pursuant to which 600,000 shares of common stock have been reserved for issuance under the plan. As of June 16, 2003, no options had been granted.

Speedemissions

Preferred Stock

Speedemissions is authorized to issue 10,000,000 shares of $.01 par value preferred stock. No terms or conditions have been established for any preferred stock, which may be established and the stock issued by the Board of Directors without further shareholder approval.

22

Common Stock

Speedemissions is authorized to issue 40,000,000 shares of $0.01 par value common stock, of which 7,142,857 shares were issued and outstanding as of December 31, 2002. Subsequent to the reverse acquisition effective as of June 16, 2003 (see Note 1), all such shares are held by SKTF.

Speedemissions has reserved 10,000,000 shares of common stock for issuance to GCA Fund upon conversion of the convertible debentures issued to GCA Fund pursuant to the 2002 agreement (see Note 7).

Stock Option Plan

In December 2000, the Company adopted the Emissions Testing, Inc. 2000 Stock Option Plan (the 2000 stock option plan). The plan permitted the issuance of incentive stock options, options other than incentive stock options, reload options, restricted shares of common stock and stock appreciation rights. No options or other instruments were granted under the 2000 stock option plan; upon the March 19, 2002 merger discussed in Note 1, the 2000 stock option plan was terminated.

Note 11: Consulting Agreements

In May 2000, the Company entered into a consulting agreement with an entity that was a founding stockholder of Emissions Testing. The agreement had a term of five years, required a monthly fee of $8,000, which increased by 10% per year, and required finders fees on acquisitions procured, as defined in the agreement. Consulting fees under the agreement totaling $22,000 were incurred through May 2001; subsequently, the agreement was terminated.

The Company also entered into a consulting agreement with another founding stockholder which required payments of $1,000 per week and expired on April 1, 2001. Consulting fees under the agreement totaling $32,500 were incurred in 2001.

Note 12: Contingencies

The Company is involved in various proceedings and litigation arising in the ordinary course of business. While any proceedings or litigation has an element of uncertainty, the Company believes that the outcome of any lawsuit or claim that is pending or threatened, or all of them combined, will not have a material adverse effect on its financial position or results or operations.

* * * * *

23

Unaudited Quarterly Financial Information

The following unaudited condensed consolidated statement of operations represents the historical financial statements for Speedemisisons, Inc. for the three months ended March 31, 2003. These financial statements do not include the financial statements of SKTF, nor have any adjustments been made to these financial statements as a result of the June 16, 2003 acquisition.

24

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc.)
Condensed Consolidated Balance Sheet
March 31, 2003
(Unaudited)

Assets

Current assets:
Cash	$47,387
Other current assets	4,270

Total current assets	51,657

Property and equipment, at cost less accumulated
depreciation and amortization	551,694
Deferred financing costs, less accumulated amortization	64,451

Other assets	7,651

$675,453

Liabilities and Stockholders' Deficit

Current liabilities:
Current portion of long-term debt
payable to stockholder	$1,075,000
Accrued interest on long-term debt
payable to stockholder	151,167
Accounts payable and accrued liabilities	72,803

Total current liabilities	1,298,970

Long-term debt payable to stockholder,
less current portion	450,000

Commitments and contingencies

Stockholders' deficit:
Preferred stock, $.01 par value, 10,000,000 shares
authorized, no shares issued or outstanding	-
Common stock, $.01 par value, 40,000,000 shares
authorized, 7,142,857 shares issued and outstanding	71,429
Additional paid-in capital	1,432,693
Accumulated deficit	(2,577,639)

Total stockholders' deficit	(1,073,517)

$(675,453)

25

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc.)

Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2003

(Unaudited)

Revenue	$164,120

Costs and expenses:
Cost of emissions certificates	45,399
General and administrative
expenses	231,431

Loss from operations	(112,710)
Interest expense	33,437

Loss before income tax benefit	(146,147)
Benefit for income taxes	-

Net loss	$(146,147)

Basic and diluted net loss
per share	$(0.02)

Weighted average shares
outstanding, basic and diluted	7,142,857

26

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc.)
Condensed Consolidated Statements of Cash Flows Three months ended March 31, 2003
(Unaudited)

Cash flows from operating activities:
Net loss	$(146,147)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	37,824
Changes in assets and liabilities
Other current assets	7,068
Other assets	(1,551)
Accounts payable and accrued liabilities	813
Accrued interest payable to stockholder	30,625

Net cash used in operating activities	(71,368)

Cash flows from investing activities:
Purchases of property and equipment	(18,051)

Net cash used in investing activities	(18,051)

Cash flows from financing activities:

Net cash provided by financing
activities	-

Net decrease in cash	(89,419)

Cash at beginning of period	136,806

Cash at end of period	$47,387

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for interest	$-

Cash paid during the period for income taxes	$-

See accompanying notes to condensed consolidated financial statements.

27

B.         Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated statements of operations have been derived by the application of pro forma adjustments to the historical financial statements of SKTF Enterprises, Inc. (SKTF) and Speedemissions, Inc. (Speedemissions) to reflect the June 13, 2003 acquisition. In connection with the acquisition, Speedemissions agreed to pay an acquisition fee of $225,000 to an entity controlled by an existing minority stockholder of SKTF. This amount was included in general and administrative expenses in the six month period ended June 30, 2003 and has been eliminated via a pro forma adjustment. Other than this adjustment, no pro forma adjustments were required in the unaudited pro forma condensed consolidated statements of operations for the periods presented.
The unaudited pro forma condensed consolidated statements of operations for the periods presented give effect to the acquisition of Speedemissions as if it had occurred at January 1, 2002. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003 should be read in conjunction with the historical financial statements of SKTF and Speedemissions (Speedemissions’ financial statements are included herein, and SKTF’s financial statements are incorporated by reference from SKTF’s Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (SEC) on March 28, 2003, and Form 10-QSB for the quarterly period ended June 30, 2003, as filed with the SEC on August 19, 2003) and should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.
For accounting purposes, Speedemissions is viewed as the acquiring entity and has accounted for the transaction as a reverse acquisition. The SEC staff’s accounting and reporting guidance indicates that the merger of a private operating company into a nonoperating public shell corporation with nominal net assets is in substance a capital transaction rather than a business combination. That is, the transaction is equivalent to the private company issuing common stock for the net monetary assets of the shell corporation, accompanied by a recapitalization. Accordingly, the loss per share as presented in the accompanying unaudited pro forma condensed consolidated statements of operations reflects the 10,000,000 shares of outstanding common stock of SKTF.
The unaudited pro forma condensed consolidated statements of operations are based on currently available information and certain assumptions that management of SKTF believes are appropriate. Management of SKTF believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effects to those assumptions and are properly applied in the unaudited pro forma condensed consolidated statements of operations.

28

The unaudited pro forma condensed consolidated statements of operations exclude non-recurring items directly attributable to the acquisition such as non-capitalizable transaction costs as discussed above. Also, in accordance with the pro forma adjustment guidelines, cost savings from anticipated efficiencies and synergies, if any, have not been reflected in the unaudited pro forma condensed consolidated statements of operations.

29

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc.)

Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2003

(Unaudited)
			Pro Forma	Pro Forma
	Speedemissions, Inc.	SKTF Enterprises, Inc.	Adjustments	Consolidated

Revenue	$321,021	$-	$-	$321,021

Costs and expenses:
Cost of emissions certificates	86,800	-	-	86,800
General and administrative
expenses	684,545	30,423	(225,000)	489,968

Loss from operations	(450,324)	(30,423)	225,000	(255,747)
Interest expense	69,500	-	-	69,500

Loss before income tax benefit	(519,824)	(30,423)	225,000	(325,247)
Benefit for income taxes	-	-	-	-

Net loss	$(519,824)	$(30,423)	$225,000	$(325,247)

Basic and diluted net loss
per share	$(0.05)	$(0.00)		$(0.03)

Weighted average shares
outstanding, basic and diluted	10,000,000	10,000,000		10,000,000

30

Speedemissions, Inc.
(Accounting and Reporting Successor to SKTF Enterprises, Inc.)

Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2002

(Unaudited)			(a)
			Pro Forma	Pro Forma
	Speedemissions, Inc.	SKTF Enterprises, Inc.	Adjustments	Consolidated

Revenue	$320,676	$-	$-	$320,676

Costs and expenses:
Cost of emissions certificates	95,976	-	-	95,976
General and administrative
expenses	742,018	45,261	-	787,279

Loss from operations	(517,318)	(45,261)	-	(562,579)
Interest expense	91,562	-	-	91,562

Loss before income tax benefit	(608,880)	(45,261)	-	(654,141)
Benefit for income taxes	-	-	-	-

Net loss	$(608,880)	$(45,261)	$-	$(654,141)

Basic and diluted net loss
per share	$(0.06)	$(0.00)		$(0.07)

Weighted average shares
outstanding, basic and diluted	10,000,000	10,000,000		10,000,000

(a) No pro forma adjustments were required in consolidating the operating results of SKTF Enterprises, Inc. and Speedemissions, Inc. for the year ended December 31, 2002.

31

EXHIBITS

Item No.	Description

2.1 (1)	Acquisition Agreement dated June 13, 2003 with Speedemissions, Inc.

  (1)     Incorporated by reference from the Company’s Current Report on Form 8-K dated June 16, 2003 and filed with the Commission on June 17, 2003.

32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2004	Speedemissions, Inc.,
a Florida corporation

By : Richard A. Parlonteiri
Its: President

33